UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2013

THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25813	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Gregson Drive Cary, North Carolina	27511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 774-6700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 24, 2013, The Pantry, Inc. (the “Company”) issued a press release announcing that it has successfully completed its offer to exchange (the “Exchange Offer”) up to $250,000,000 aggregate principal amount of its 8.375% Senior Notes due 2020 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Act”), for an equal aggregate principal amount of its outstanding 8.375% Senior Notes due 2020 (the “Old Notes”), which were not registered under the Act. The Exchange Offer expired at 5:00 p.m., New York City time, on May 23, 2013.

U.S. Bank National Association, acting as exchange agent for the Exchange Offer, advised the Company that all of the $250,000,000 aggregate principal amount of the Old Notes have been validly tendered for exchange. The Company accepted all of the Old Notes tendered for exchange.

The press release announcing the completion of the Exchange Offer is filed herewith as exhibit 99.1, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated May 24, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PANTRY, INC.

By:	/s/ B. Clyde Preslar
B. Clyde Preslar Senior Vice President, Chief Financial Officer

Date: May 24, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 24, 2013